SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2002

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                                  FUNDTECH LTD.
             (Exact name of registrant as specified in its charter)

            Israel                      0-29634                    N/A
 (State or other jurisdiction   (Commission file number)     (I.R.S. employer
              of                                           identification no.)
incorporation or organization)

                            12 HA'HILAZON STREET, 5TH
                                      FLOOR
                             RAMAT GAN 52522, ISRAEL
                              (Address of principal
                               executive offices)



       Registrant's telephone number, including area code: 972 3 575-2750

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                                  FUNDTECH LTD.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4



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

Item 5.     Other Events.

      On April 30, 2002 Fundtech Ltd. (the "Company") announced that the Company has become a Foreign Private Issuer under the U.S. Securities Laws based upon the fact that less than 50% of the holders of the Company's ordinary shares are residents of the United States. A copy of Fundtech Ltd.'s press release announcing the Company's Foreign Private Issuer status is attached hereto as
Exhibit 99.1.


Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated April 30, 2002, entitled "Fundtech Ltd. Announces Foreign Private Issuer Status."



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2002

                                       FUNDTECH LTD.


                                       By: /s/ Michael S. Hyman
                                           -----------------------------------
                                           Michael S. Hyman
                                           Vice President, Secretary and
                                           General Counsel



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